                                 SCHEDULE 14A
                                (Rule 14a-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

               UAM Funds Trust - SEC File Nos. 33-79858,811-8544
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                                UAM Funds Trust
                       Funds for the Informed Investor/sm/
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

July 3, 2002

Dear Shareholder:

I am writing to all shareholders of the FPA Crescent Portfolio (the "Fund") of UAM Funds Trust (the "Trust") to inform you of a special meeting of shareholders (the "Meeting") to be held on August 30, 2002. The Fund is the sole portfolio in the Trust. This Meeting has been called to consider an important proposal requiring your vote as a shareholder. Before the Meeting, I would like to ask you for your vote on this important issue affecting the Trust as described in the attached proxy statement.

The proxy statement includes a proposal relating to the approval of a new Board of Trustees for the Trust. The proposal is part of a plan to make the Fund a part of the First Pacific Advisors, Inc. ("FPA") mutual fund family (the "FPA Complex"). More specific information about the proposal is contained in the proxy statement, which you should consider carefully.

After the Fund joined the UAM Funds Complex, United Asset Management Corporation ("UAM"), the parent of FPA, was acquired by Old Mutual plc ("Old Mutual") in 2000. Subsequently, Old Mutual made a strategic business decision to cease providing the centralized mutual fund administration and support services UAM previously provided to the UAM Funds Complex. In addition, all of the investment portfolios in the UAM Funds Complex have been liquidated or reorganized. FPA believes that it is in the best interests of shareholders for the Fund to continue its operations as a portfolio of the FPA Complex. Therefore, if shareholders approve the nominees for trustees presented at this meeting, each of the current trustees of the Trust will resign and new trustees will manage the Trust, and consequently, oversee the operations of the Fund.

Your Board of Trustees has considered FPA's recommendations and the proposal before you today and believes it is in your best interests. Although the Fund will no longer be part of the UAM Funds Complex, as a shareholder, you will continue to benefit from FPA's distinctive investment philosophy. The FPA Complex has the infrastructure in place to assume the Fund's marketing, distribution, financial and administrative services. The investment manager, investment objectives, policies and restrictions of the Fund will remain the same.

Your Board of Trustees has unanimously recommended the approval of the proposal to elect five new trustees to succeed the current trustees.

Your vote is important no matter how many shares you own. Voting your shares early will help us avoid follow-up mailings and telephone solicitations. If we do not receive your completed proxy card after several weeks, you may be contacted by a representative of the Trust who will remind you to vote your shares.

After reviewing the enclosed materials, we ask that you vote FOR the proposal discussed in the proxy statement. You may vote by telephone, by mail, in person or by Internet.

We thank you for taking this matter seriously and participating in this very important process.

Sincerely,

Scott F. Powers
Chairman of the Board of Trustees

           VERY IMPORTANT NEWS FOR SHAREHOLDERS OF UAM FUNDS TRUST'S
                            FPA CRESCENT PORTFOLIO

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting the FPA Crescent Portfolio (the "Fund") and UAM Funds Trust (the "Trust") that requires a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q. What is happening?

A. You are being asked to vote on the election of new trustees for UAM Funds Trust (the "Trust"). These actions will result in the Fund becoming part of the First Pacific Advisors, Inc. ("FPA") fund family (the "FPA Complex"), which consists of five funds, each with a different objective and managed by FPA. The Board of Trustees of the Trust has unanimously approved this proposed action.

Q. Why is the Fund undergoing the proposed action?

A. The Fund has operated as a member of the UAM Funds Complex since 1996. On September 26, 2000, United Asset Management Corporation ("UAM") was acquired by Old Mutual plc ("Old Mutual"). Subsequent to UAM's acquisition by Old Mutual, Old Mutual made a strategic business decision to cease providing the centralized mutual fund administration and support services previously provided by UAM to the Trust and to recommend the reorganization of the UAM Funds Complex into another mutual fund family. As a result of this decision and the discontinuation of all centralized marketing and distribution efforts, FPA, the adviser to the Fund, determined that it is in the best interests of the Fund's shareholders for FPA to assume responsibility for the Fund's marketing, distribution, financial and administrative services. We want to reassure you that while the Fund's marketing and distribution arrangements will change, the persons responsible for the day-to-day management of the Fund will not change. The following pages give you additional information about the matter on which you are being asked to vote.

Q. How will the Fund become a member of the FPA Complex?

A. Shareholders of the Trust, which are the shareholders of the Fund, will be asked to elect a new Board of Trustees for the Trust. The nominees for Board membership are the people who serve as the Board members for certain other investment companies in the FPA Complex. If elected, the nominees will appoint the same officers and implement substantially similar policies as the other funds in the FPA Complex. In addition, the nominees will change the name of UAM Funds Trust to FPA Funds Trust.

Q. Is there going to be a change in the investment strategies used by the Fund?

A. No. FPA will continue to be responsible for the day-to-day management of the Fund and will maintain the same investment strategy. You will continue to benefit from FPA's unique investment philosophy.

Q. Will the expenses of the Fund remain the same?

A. There will be no change to the investment advisory fee currently charged to the Fund. The total expense ratio of the Fund may change but FPA believes that shareholders will benefit from a reduction in total expenses as the Fund grows. However, should the Fund's assets decline rather than grow, FPA intends to continue its policy to waive a portion of its advisory fees in order to keep the expense ratio from exceeding 1.85%.

Q. Why did you send me this booklet?

A. You are receiving these proxy materials--a booklet that includes the Notice, Proxy Statement and a proxy card--because you have the right to vote on this important proposal concerning your investment in the Fund.

Q. How does the Trust's Board of Trustees recommend that I vote?

A. After careful consideration, the Board of Trustees, including those Trustees who are not affiliated with the Trust, Old Mutual, FPA or any of their affiliated companies, recommends that you vote FOR the proposal.

Q. Whom do I call for more information or to place my vote?

A. You may provide the Trust with your vote via mail, by telephone, by Internet or in person. If you need more information on how to vote, or if you have any questions, please call your Fund's information agent at 1-877-826-5465.

 Your Vote Is Important And Will Help Avoid The Additional Expense Of Another
                              Proxy Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds Trust
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 30, 2002

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of UAM Funds Trust (the "Trust") and its FPA Crescent Portfolio will be held on August 30, 2002 at 10:00 a.m. Eastern Time at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 for the following purposes:

1. To elect five Trustees to the Board of Trustees of the Trust, as discussed under the heading "Proposal--Election of Trustees" in the attached Proxy Statement.

2. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on July 1, 2002, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet, by telephone or in person. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy by mail, by Internet, by telephone or by voting in person at the Meeting. If you change or revoke your vote, it does not have to be by the same method through which you originally submitted your vote.

By Order of the Board of Trustees of the Trust,

Linda T. Gibson
Vice President and Secretary

Boston, Massachusetts
July 3, 2002

                                UAM Funds Trust
                           One Freedom Valley Drive
                           Oaks, Pennsylvania 19456
                                1-877-826-5465

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF

                            UAM Funds Trust and its
                            FPA Crescent Portfolio

                         TO BE HELD ON AUGUST 30, 2002

This proxy statement is furnished in connection with the solicitation by the Board of Trustees of UAM Funds Trust (the "Trust") for the special meeting of shareholders of the Trust and its FPA Crescent Portfolio (the "Fund") to be held at the offices of the Trust's administrator, SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on August 30, 2002 at 10:00 a.m. Eastern time and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on July 1, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about July 12, 2002.

As used in this proxy statement, the Trust's Board of Trustees is referred to as a "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with an investment adviser for the Trust, Old Mutual (US) Holdings Inc. ("Old Mutual US"), the Trust's principal underwriter or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

SUMMARY OF PROPOSAL REQUIRING SHAREHOLDER VOTE
-------------------------------------------------------------------------------

  The Board intends to bring before the Meeting the matter set forth in the foregoing notice. You may participate in the Meeting by submitting the proxy card included with this proxy statement or attending in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by telephone, by Internet, or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by telephone, by Internet, or by voting in person at the Meeting. If you change or revoke your vote, it does not have to be by the same method through which you originally submitted your vote. Should you require additional information regarding the proxy or replacement proxy cards, you may contact the Trust at 1-877-826-5465.

  The Trust expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual US or its affiliates, who will not receive any compensation therefore from the Trust. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by First Pacific Advisors, Inc. ("FPA"), which is the investment adviser to the Fund, or Old Mutual US, which is FPA's parent. Neither the Fund nor the Trust will bear any of these costs.

  All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If a proxy card is returned with no boxes marked, it will be voted FOR the matter specified on the proxy card. Thirty percent of the shares entitled to vote at the meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on the item in this proxy statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the proposal, against such an adjournment.

PROPOSAL--ELECTION OF TRUSTEES
-------------------------------------------------------------------------------

  The current Trustees, none of whom will continue to serve after the Meeting, have nominated and proposed the election at the Meeting of the following five nominees (the "Nominees"): Willard H. Altman, Jr., Alfred E. Osborne, Jr., A. Robert Pisano, Steven T. Romick and Lawrence J. Sheehan. Each Nominee serves as a director for several funds in the FPA Complex, except for Steven T. Romick. None of the Nominees currently serves as Trustee of the Trust, and Mr. Romick is an interested person of the Trust and FPA.

  The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until such person's successor is elected and qualified (or until such Trustee's earlier retirement, resignation, death or disqualification). The Nominees have agreed to serve as Trustees if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion. The principal occupations and business experience for the last five years of each Nominee, and the proposed new officers are as indicated in the table below.

NOMINEES AND NEW OFFICERS INFORMATION
-------------------------------------------------------------------------------

Nominees (If elected, these nominees would be Independent Trustees of the Trust):

                                                                             Number of
                                    Term of                                 Portfolios
      Name,                       Office and                                  in Fund       Other
     Address        Position Held  Length of      Principal Occupation        Complex   Directorships
     and Age         with Trust   Time Served      During Past 5 Years      Overseen/1/     Held
-----------------------------------------------------------------------------------------------------
Willard H. Altman,   Nominee          N/A     Mr. Altman is retired.              6         None
66                                            Formerly, until 1995, he was
                                              a Partner of Ernst & Young
                                              LLP, independent auditors
                                              for the FPA Complex. Mr.
                                              Altman was Vice President of
                                              Evangelical Council for
                                              Financial Accountability, an
                                              accreditation organization
                                              for Christian non-profit
                                              entities from 1995-2000. Mr.
                                              Altman is a Director of FPA
                                              Capital Fund, Inc., FPA New
                                              Income, Inc., FPA Paramount
                                              Fund, Inc., FPA Perennial
                                              Fund, Inc., and Source
                                              Capital, Inc.
-----------------------------------------------------------------------------------------------------

                                                                                  Number of
                                         Term of                                 Portfolios
         Name,                         Office and                                  in Fund       Other
        Address          Position Held  Length of      Principal Occupation        Complex   Directorships
        and Age           with Trust   Time Served      During Past 5 Years      Overseen/1/     Held
----------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr.,   Nominee          N/A     Mr. Osborne has been                3            6
56                                                 Director of the Harold Price
                                                   Center for Entrepreneurial
                                                   Studies and Associate
                                                   Professor of Business
                                                   Economics at The John E.
                                                   Anderson Graduate School of
                                                   Management at UCLA since
                                                   1972. Mr. Osborne is a
                                                   Director of FPA Capital
                                                   Fund, Inc., FPA New Income,
                                                   Inc., K2 Inc. (consumer
                                                   durables), Nordstrom, Inc.
                                                   (retail), Equity Marketing
                                                   Inc., and E* Capital
                                                   Corporation (a privately
                                                   held company which operates
                                                   a venture capital fund and
                                                   owns Wedbush Morgan
                                                   Securities, Inc., a broker-
                                                   dealer). Mr. Osborne is an
                                                   independent general partner
                                                   of Technology Funding
                                                   Venture Partners V L.P., a
                                                   business development
                                                   company. Mr. Osborne is a
                                                   Director of the WM Group of
                                                   Funds, a mutual fund complex
                                                   not advised by FPA. Mr.
                                                   Osborne is also a Director
                                                   of the Investment Company
                                                   Institute.
----------------------------------------------------------------------------------------------------------
A. Robert Pisano,         Nominee          N/A     Mr. Pisano has been the             3            3
59                                                 National Executive Director
                                                   and Chief Executive Officer
                                                   of the Screen Actors Guild
                                                   since 2001. Mr. Pisano was
                                                   Director and Vice Chairman
                                                   (1997-1999) and Executive
                                                   Vice President (1993-1996)
                                                   of Metro-Goldwyn-Mayer, Inc.
                                                   (entertainment). Mr. Pisano
                                                   is a Director of FPA Capital
                                                   Fund, Inc. and FPA New
                                                   Income, Inc. since July
                                                   2002. Mr. Pisano is also a
                                                   Director of Coppola Group
                                                   (entertainment), State Net
                                                   (publishing) and NetFlix.com
                                                   (entertainment).
----------------------------------------------------------------------------------------------------------

Nominee (If elected, these Nominees would be Interested Trustees of the Trust):

                                                                                  Number of
                                         Term of                                 Portfolios
         Name,                         Office and                                  in Fund       Other
        Address          Position Held  Length of      Principal Occupation        Complex   Directorships
        and Age           with Trust   Time Served      During Past 5 Years      Overseen/1/     Held
----------------------------------------------------------------------------------------------------------
Steven T. Romick,         Nominee          N/A     Mr. Romick has been Senior          1         None
39/2/                                              Vice President of First
                                                   Pacific Advisors, Inc. for
                                                   longer than the past 5
                                                   years. Mr. Romick is
                                                   Portfolio Manager of the FPA
                                                   Crescent Portfolio, FPA
                                                   Multi-Advisor Fund, L.P.,
                                                   and FPA Hawkeye Fund, LLC.
----------------------------------------------------------------------------------------------------------
Lawrence J. Sheehan,      Nominee          N/A     Mr. Sheehan is of counsel           5         None
70/3/                                              to, and was a Partner from
                                                   1969 to 1994 of, the law
                                                   firm of O'Melveny & Myers
                                                   LLP, legal counsel to the
                                                   funds in the FPA Complex.
                                                   Mr. Sheehan is a Director of
                                                   FPA Capital Fund, Inc., FPA
                                                   New Income, Inc., FPA
                                                   Perennial Fund, Inc., and
                                                   Source Capital, Inc.
----------------------------------------------------------------------------------------------------------

OFFICERS
-------------------------------------------------------------------------------

Proposed Officers (Effective upon election of Nominees)**

                                                                                 Number of
                                        Term of                                 Portfolios
        Name,                         Office and                                  in Fund       Other
       Address          Position Held  Length of      Principal Occupation        Complex   Directorships
       and Age           with Trust   Time Served      During Past 5 Years      Overseen/1/     Held
---------------------------------------------------------------------------------------------------------
Steven T. Romick,        President        N/A     See description above.              1          N/A
39                       and Chief
                         Investment
                         Officer
---------------------------------------------------------------------------------------------------------
Eric S. Ende,            Vice             N/A     Senior Vice President of            3          N/A
57                       President                First Pacific Advisors, Inc.
                                                  for longer than the past 5
                                                  years. Director (since
                                                  October 2000), President
                                                  (since 1995) and Portfolio
                                                  Manager (since August 1999)
                                                  of FPA Perennial Fund, Inc.;
                                                  Director and President
                                                  (since March 2000) and Chief
                                                  Investment Officer (since
                                                  May 1997) of Source Capital,
                                                  Inc.; Director, President
                                                  and Portfolio Manager (since
                                                  March 2000) of FPA Paramount
                                                  Fund, Inc.; Vice President
                                                  of FPA Capital Fund, Inc.
                                                  and FPA New Income, Inc. for
                                                  longer than the past 5
                                                  years.
---------------------------------------------------------------------------------------------------------
J. Richard Atwood,       Treasurer        N/A     Director, Principal and           N/A            2
42                                                Chief Operating Officer of
                                                  First Pacific Advisors, Inc.
                                                  since May 2000; and
                                                  Director, President and
                                                  Chief Executive Officer of
                                                  FPA Fund Distributors, Inc.
                                                  since May 2000. Treasurer of
                                                  Source Capital, Inc., FPA
                                                  Capital Fund, Inc., FPA New
                                                  Income, Inc., FPA Paramount
                                                  Fund, Inc. and FPA Perennial
                                                  Fund, Inc. for longer than
                                                  the past 5 years.
---------------------------------------------------------------------------------------------------------
Sherry Sasaki,           Secretary        N/A     Assistant Vice President and      N/A          N/A
47                                                Secretary of First Pacific
                                                  Advisors, Inc. for longer
                                                  than the past 5 years.
                                                  Secretary of Source Capital,
                                                  Inc., FPA Capital Fund,
                                                  Inc., FPA New Income, Inc.,
                                                  FPA Paramount Fund, Inc. and
                                                  FPA Perennial
                                                  Fund, Inc., and FPA Fund
                                                  Distributors, Inc. for
                                                  longer than the past 5
                                                  years.
---------------------------------------------------------------------------------------------------------
Christopher H. Thomas,   Assistant        N/A     Vice President and                N/A            1
45                       Treasurer                Controller of First Pacific
                                                  Advisors, Inc. and FPA Fund
                                                  Distributors, Inc. for
                                                  longer than the past 5
                                                  years. Director of FPA Fund
                                                  Distributors, Inc. since May
                                                  2000. Assistant Treasurer of
                                                  Source Capital, Inc., FPA
                                                  Capital Fund, Inc., FPA New
                                                  Income, Inc., FPA Paramount
                                                  Fund, Inc. and FPA Perennial
                                                  Fund, Inc., and FPA Fund
                                                  Distributors, Inc. for
                                                  longer than the past 5
                                                  years.
---------------------------------------------------------------------------------------------------------

1. The Fund Complex consists of FPA Funds Trust and all other registered investment companies for which any subsidiary or affiliate of FPA serves as investment adviser.
2. If elected to the Board, Steven T. Romick will be considered an Interested Trustee because he is a Senior Vice President of the investment adviser of the Fund.
3. If elected to the Board, Lawrence J. Sheehan will be considered an Interested Trustee because he is associated with the law firm, O'Melveny & Myers LLP, that is expected to be appointed as legal counsel to the Trust and the Fund. O'Melveny & Myers LLP does not serve as legal counsel to FPA.
** If the new Board of Trustees is approved, the current officers of the Trust are expected to resign immediately after the Meeting and the new officers of the Trust are expected to be appointed by the new Board.

  The principal occupations of the Nominees, and proposed officers for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The mailing address of each of the Trustees and current officers is c/o UAM Funds Trust, One Freedom Valley Drive, Oaks, PA 19456. The mailing address of each of the Nominees and proposed officers is c/o FPA Funds Trust, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064.

Ownership of Shares in Fund Securities

  Listed below is Nominee ownership of securities in the Fund and in the FPA Family of Investment Companies as of July 1, 2002.

Nominee (If elected, these Nominees would be Independent Trustees)

                                                  Aggregate Dollar Range
                                                   of Equity Securities
                            Dollar Range of      in All Funds Overseen or
                           Equity Securities   to be Overseen by Nominee in
   Name of Nominee            in the Fund     Family of Investment Companies
----------------------------------------------------------------------------
   Willard H. Altman, Jr.  $10,001 to $50,000      Over $100,000
----------------------------------------------------------------------------
   Alfred E. Osborne, Jr.  $1 to $10,000           $50,001 to $100,000
----------------------------------------------------------------------------
   A. Robert Pisano        $10,001 to $50,000      $50,001 to $100,000
----------------------------------------------------------------------------

Nominee (If elected, these Nominees would be Interested Trustees)

                                               Aggregate Dollar Range
                                                of Equity Securities
                         Dollar Range of      in All Funds Overseen or
                        Equity Securities   to be Overseen by Nominee in
   Name of Nominee         in the Fund     Family of Investment Companies
-------------------------------------------------------------------------
   Steven T. Romick     Over $100,000              Over $100,000
-------------------------------------------------------------------------
   Lawrence J. Sheehan  $10,001 to $50,000         Over $100,000
-------------------------------------------------------------------------

  As of July 1, 2002, no Trustee, officer or Nominee owned greater than 1% of the outstanding shares of the Fund. In addition, as of July 1, 2002, the Trustees and officers beneficially owned as a group less than 1% of the outstanding shares of the Fund.

  The Board of Trustees had four regular meetings and seven special meetings during the fiscal period ended March 31, 2002. The Fund has a standing Audit Committee, composed of the Independent Trustees, including John T. Bennett, Jr., Nancy J. Dunn, Philip D. English and William A. Humenuk. The Audit Committee is responsible for the selection of the Trust's auditors and monitoring the audit process and its results. John T. Bennett, Jr., Nancy J. Dunn, Philip D. English and William A. Humenuk each attended two Audit Committee Meetings that were held during the fiscal period ended March 31, 2002 and an Audit Committee Meeting held on June 3, 2002.

  The Trust has a standing Fund Governance Committee, also composed of the Independent Trustees, which is responsible for the selection and nomination of individuals to serve as Trustee of the Trust and for setting the compensation to be paid to each Trustee by the Trust for services as a Trustee. A Fund Governance Committee meeting was held on June 3, 2002 to select and nominate Trustees (the Nominees and their biographies are listed above) to serve on the Board of the Trust. The Fund Governance Committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to Linda T. Gibson, Secretary of the Trust, c/o UAM Funds Trust, One Freedom Valley Drive, Oaks, PA 19456.

  The Trust paid $16,364 to each Trustee who is not an "interested person" of the Trust for the fiscal period ending March 31, 2002, which includes $3,000 for each meeting of the Board other than a private meeting or telephonic meeting (including retainer fees, each Board member receives a minimum fee of $7,500 for each meeting); $1,500 for each private meeting of the Board; $1,500 for each telephonic meeting of the Board; and $1,000 per day for attending seminars, up to a maximum of three events per year. In addition, the Trust reimburses each Independent Board Member for travel and other expenses incurred while attending Board meetings. Prior to June 25, 2002, when there were multiple portfolios in the UAM Funds Complex, the $3,000 meeting fee and expense reimbursements were aggregated for all of the Independent Board Members and allocated proportionally among all Funds in the UAM Funds Complex. The Trust does not pay Interested Board Members or officers for their services as Trustees or officers. The following table sets forth the amount of the compensation paid by the Trust during its fiscal period ended March 31, 2002, to the persons who currently serve as
  Trustees:

                             TRUSTEE COMPENSATION

  For the fiscal year ended March 31, 2002, the Trustees were paid as follows:

Independent Board Members

                                             Pension or      Total Compensation
                            Aggregate    Retirement Benefits From the UAM Funds
   Name of                 Compensation  Accrued as Part of   Complex Paid to
   Person/Position        from the Trust  Trust Expenses/1/      Trustee/2/
-------------------------------------------------------------------------------
   John T. Bennett, Jr.
   Trustee                   $16,364            None              $55,925
-------------------------------------------------------------------------------
   Nancy J. Dunn
   Trustee                   $16,364            None              $55,925
-------------------------------------------------------------------------------
   William A. Humenuk
   Trustee                   $16,364            None              $55,925
-------------------------------------------------------------------------------
   Philip D. English
   Trustee                   $16,364            None              $55,925
-------------------------------------------------------------------------------

Interested Board Member

                                             Pension or      Total Compensation
                            Aggregate    Retirement Benefits From the UAM Funds
   Name of                 Compensation  Accrued as Part of   Complex Paid to
   Person/Position        from the Trust  Trust Expenses/1/       Trustee
-------------------------------------------------------------------------------
   Scott F. Powers
   Trustee, Chairman and
   President                    None            None                 None
-------------------------------------------------------------------------------

  1. The Trust does not currently provide any pension or retirement benefits for its Trustees.
  2. Total compensation includes compensation received from the Trust, UAM Funds, Inc. and UAM Funds, Inc. II for the fiscal year ended March 31, 2002. As of March 31, 2002, the UAM Funds Complex contained 23 Portfolios. As of June 26, 2002, the UAM Funds Complex contained one portfolio, the FPA Crescent Portfolio. On June 24, 2002, twenty portfolios in the UAM Funds Complex reorganized into The Advisors' Inner Circle Fund.

  It is expected that the Trust will pay each Independent Trustee elected at the Meeting $7,500 for the fiscal year ending March 31, 2003, which includes $1,000 for each Board meeting attended and a quarterly retainer of $1,500. The amount of the compensation estimated to be paid by the Trust during its fiscal year ending March 31, 2003 to the Nominees (assuming they are elected to the Board on August 30, 2002) is set forth in the table below:

                   ESTIMATED COMPENSATION TABLE FOR NOMINEES

                                                     Total
                                     Aggregate    Compensation
                                    Compensation  from Trust &
   Name of Person, Position          from Trust  Fund Complex**
---------------------------------------------------------------
   Willard H. Altman, Jr., Trustee     $6,750       $60,750
---------------------------------------------------------------
   Alfred E. Osborne, Jr., Trustee     $6,750       $26,750
---------------------------------------------------------------
   A. Robert Pisano, Trustee           $6,750       $21,750
---------------------------------------------------------------
   Steven T. Romick, Trustee             None          None
---------------------------------------------------------------
   Lawrence J. Sheehan, Trustee        $6,750       $51,750
---------------------------------------------------------------

  ** Reflects total payments from the FPA Fund Complex. As of July 1, 2002, there were 5 companies (consisting of 5 portfolios) in the FPA Complex in addition to the Trust and the Fund.

Required Vote

  The election of Trustees of the Trust will be by a plurality of the shares of the Trust present at the Meeting in person or by proxy, if a quorum is present. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with the instructions on the form of proxy. If a proxy card is returned with no box marked, the proxy will be voted for such Nominees.

Recommendation of Trustees

  On November 14, 2001, the Board, including a majority of the Independent Trustees, voted to approve the proposal and to recommend its approval to shareholders. The Nominees were selected by the Fund Governance Committee at a Fund Governance Committee Meeting on June 3, 2002.

The Trustees Unanimously Recommend that Shareholders of the Trust Vote for the
                       Election of each of the Nominees.

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

Other Service Providers

  SEI Investments Mutual Funds Services ("SEI") serves as the Trust's administrator, Funds Distributor, Inc. ("FDI") serves as the Trust's principal underwriter and PBHG Shareholder Services Center, Inc. ("PBHGSSC") serves as the Trust's shareholder servicing agent. PBHGSSC is an affiliate of Old Mutual US. SEI is located at One Freedom Valley Drive, Oaks, PA 19456; FDI is located at 60 State Street, Suite 1300, Boston, MA 02109; and PBHGSSC is located at 825 Duportail Road, Wayne, PA 19087.

  . During its last fiscal year, the Fund paid SEI $192,006 for services rendered administrator;

  . During its last fiscal year, the Fund paid PBHGSSC $77,115 for services rendered as shareholder services agent;

  .  As of May 31, 2002, the Fund's net assets were $283,923,187.03.

  Neither the Trust nor the Fund pays FDI for its services as principal underwriter. The Fund does not pay commissions to affiliated brokers.

Payment of Expenses

  FPA or Old Mutual US will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all solicitations, including telephone voting. Neither the Trust nor the Fund will incur any of these expenses.

Beneficial Ownership of Shares

  The following table contains information about the beneficial ownership by shareholders of five percent or more of the Fund's outstanding shares as of July 1, 2002. On that date, the existing Trustees and officers of the Trust, together as a group, "beneficially owned" less than one percent of the Funds outstanding shares.

                                        Number     Percentage of
   Name and Address of Shareholder     of Shares   Shares Owned
----------------------------------------------------------------
   Charles Schwab & Co Inc           4,127,069.172    30.25%
   Reinvest Account
   Attn Mutual Funds
   101 Montgomery St
   San Francisco CA 94104-4122
----------------------------------------------------------------
   National Investor Services Corp   1,381,977.818    10.13%
   FBO Customers
   55 Water St Fl 32
   New York, NY 10041-0028
----------------------------------------------------------------
   Fidelity Invest Inst Operations   1,335,078.777     9.79%
   Co Inc For Certain Employee
   Benefit Plans
   100 Magellan Way KWIC
   Covington KY 41015-1999
----------------------------------------------------------------
   FTC & Co                            812,142.555     5.95%
   Attn Datalynx House Acctg
   PO Box 173736
   Denver CO 80217-3736
----------------------------------------------------------------

  As of July 1, 2002, the Fund had 13,641,739.185 shares outstanding.

  The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Trust by the existing trustees of the Trust, and/or on the records of the Trust's transfer agent.

Annual and Semi-Annual Reports to Shareholders

  For a free copy of the Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the Fund may call 1-877-826-5465 or write to the Trust at P.O. Box 219081, Kansas City, MO 64121.

Other Business

  The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Fund or the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting since inclusion and presentation are subject to compliance with certain federal regulations.

UAM Funds Trust
One Freedom Valley Drive
Oaks, Pennsylvania 19456

                 UAM FUNDS TRUST AND ITS FPA CRESCENT PORTFOLIO
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 AUGUST 30, 2002

The undersigned hereby appoints Sherry Kajdan Vetterlein and Stephanie Cavanagh and each of them, as attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the FPA Crescent Portfolio (the "Fund"), the only portfolio in the Trust, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on August 30, 2002, at 10:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" the proposal relating to the Trust. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:


This proxy will be voted as specified below with respect to the action to be taken on the following proposal. If a proxy is returned without a box marked, the proxy will be voted FOR the proposal. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD OF TRUSTEES OF UAM FUNDS TRUST RECOMMENDS A VOTE "FOR ALL" OF THE NOMINEES FOR TRUSTEES.


------------------------------


------------------------------------------------------------------------------------------------
Vote On Trustees                                               For All     Withhold     For All
                                                                              All       Except
------------------------------------------------------------------------------------------------
1.      To elect as trustees the nominees listed:                [_]          [_]        [_]
------------------------------------------------------------------------------------------------
        (01) Willard H. Altman, Jr.
------------------------------------------------------------------------------------------------
        (02) Alfred E. Osborne, Jr.
------------------------------------------------------------------------------------------------
        (03) A. Robert Pisano
------------------------------------------------------------------------------------------------
        (04) Steven T. Romick
------------------------------------------------------------------------------------------------
        (05) Lawrence J. Sheehan
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line following:
--------------------------------------------------------------------------------

You may also withhold authority to vote for any nominee by striking out the name of any nominee listed above.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!


Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

--------------------------------------------------------------------------------
                  Signature   Date        Signature (Joint Owners)       Date
[PLEASE SIGN WITHIN BOX]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------